SUPPLEMENT DATED NOVEMBER 25, 2015

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 19, 2015 FOR THE DIVERSIFIED ALTERNATIVES PORTFOLIO

AND DATED MAY 1, 2015 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 19, 2015 for the Diversified Alternatives Portfolio and dated May 1, 2015 for all other Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Management Information section, all information regarding Brian D. Klemens in the Interested Persons table is deleted and the following changes are made to the Interested Persons table:

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15

Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.

Eddie D. Tung Year of birth 1957	Vice President and Treasurer since 9/17/15 (Assistant Vice President and Assistant Treasurer 11/05 to 9/15)

Vice President (4/15 to present) and Assistant Vice President (4/03 to 3/15) of Pacific Life; Vice President (4/15 to present) and Assistant Vice President (5/07 to 3/15) of Pacific Life Fund Advisors LLC; and Vice President (11/05 to present), Treasurer (9/15 to present) and Assistant Treasurer (11/05 to 9/15) of Pacific Funds Series Trust.

NET ASSET VALUE (“NAV”)

The second and third sentences of the second paragraph are deleted and replaced with the following:

For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

Form No.	15-44283-00

PSFSAI1115